Exhibit 10.14


                                                             EXECUTION COPY

                 AMENDED AND RESTATED PCS PLEDGE AGREEMENT


      AGREEMENT dated as of October 25, 1999 and amended and restated as of June 12, 2000 between RITE AID CORPORATION (with its successors, the "BORROWER") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN"), as agent hereunder (the "AGENT").

                           W I T N E S S E T H :

      WHEREAS, the Borrower, certain banks and Morgan, as agent for such banks are parties to a Term Loan Agreement dated as of October 25, 1999 (as heretofore amended, the "ORIGINAL LOAN AGREEMENT"); and

      WHEREAS, the Borrower proposes to enter into the PCS Facility of even date herewith amending and restating the Original Loan Agreement (as the same may be amended from time to time, the "LOAN AGREEMENT"); and

      WHEREAS, the Borrower granted a continuing security interest in and to the Collateral (i) on a first priority basis, to secure its obligations under the Loan Agreement, (ii) on a second priority basis, to secure certain of its obligations under the RCF Facility (as this and other capitalized terms are defined below), (iii) on a third priority basis, to secure certain other obligations under the RCF Facility as well as the Finco Facility and the Independent Standby Letters of Credit and (iv) on a fourth priority basis, to secure the Synthetic Lease Obligations; and

      WHEREAS, certain of the Existing Facility Parties have converted a portion of their loans under the Existing Facilities to Common Stock of the Borrower and exchanged a portion of such loans for loans under the Exchange Debt Facility; and

      WHEREAS, the Borrower has agreed that its obligations under the Exchange Debt Facility will continue to be secured by a continuing security interest in and to the Collateral, to the extent the obligations for which such Exchange Debt Obligations were exchanged were so secured;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions. (a) Terms defined in the heading and recitals hereto have the respective meanings provided for therein.

     (b)   The following terms have the meanings provided for in the RCF
Facility:

      Tranche A Loans
      Tranche B Loans

     (c) The following terms have the meanings provided for in the Loan Agreement or the Definitions Annex referred to therein and in the RCF
Facility:

      Base Rate
      Base Rate Margin
      Default
      Drugstore.com Pledge Agreement
      Event of Default
      Exchange Debt Facility
      Exchange Debt Obligations
      Existing Facilities Documents
      Existing Facility Parties
      Finco Facility
      Finco Facility Obligations
      Independent Standby Letters of Credit
      Independent Standby L/C Obligations
      Lien
      RCF Facility
      RCF Facility Documents
      Related Exchange Debt
      Related Exchange Debt Obligations
      Synthetic Lease Obligations

     (d) The following additional terms, as used herein, have the following respective meanings:

      "COLLATERAL" has the meaning assigned to such term in Section 3(a).

      "FIRST PRIORITY SECURED OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any loan under the Loan Agreement, (ii) all other amounts payable by the Borrower under the Loan Agreement and (iii) any renewals or extensions of any of the foregoing.

      "FOURTH PRIORITY SECURED OBLIGATIONS" means (i) the obligations of the Borrower in respect of the Synthetic Lease Obligations and (ii) any renewals or extensions of the foregoing.

      "INSTRUCTING BANKS" means (i) until all First Priority Secured Obligations shall have been paid in full, the "Required Banks" as defined in the Loan Agreement and (ii) thereafter, the "Required Banks" as defined in the RCF Facility.

      "ISSUER" means PCS Holding Corporation, and its successors.

      "LETTER OF CREDIT EXPOSURE" means the Independent Standby L/C Obligations; provided that each issuer of such letters of credit shall have entered into an agreement with the Borrower and the Agent satisfactory to the Agent pursuant to which such issuer has agreed to accept the benefits of and be bound by the terms of this Agreement; provided further that the Letter of Credit Exposure may not for purposes of this Agreement exceed $34,000,000; and provided further that the outstanding principal amount of any such letters of credit which are undrawn shall be deemed to be the face amount thereof for purposes of this Agreement, subject to the last sentence of Section 13.

      "MAXIMUM PRINCIPAL AMOUNT" shall mean that portion of the outstanding principal amounts of the Partially Secured Obligations secured both hereunder and under the drugstore.com Pledge Agreement, which principal amount shall not exceed $447,000,000, it being understood that this Agreement and the drugstore.com Pledge Agreement each individually, but also collectively, secure the Partially Secured Obligations to the extent of such Maximum Principal Amount, and that therefore the Maximum Principal Amount for purposes of this Agreement shall be reduced by the amount of any proceeds of Collateral applied to principal of the Partially Secured Obligations pursuant to Section 13 of the drugstore.com Pledge Agreement.

      "PARTIALLY SECURED OBLIGATIONS" means the Tranche B Loans, loans under the Exchange Debt Facility (other than any such loans which constitute Related Exchange Debt with respect to the Loan Agreement or the Tranche A Loans), the Finco Facility and the Letter of Credit Exposure.

      "PLEDGED STOCK" means (i) the Subsidiary Shares and (ii) any other capital stock required to be pledged to the Agent pursuant to Section 3(b).

      "SECOND PRIORITY SECURED OBLIGATIONS" means (i) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on any Tranche A Loan, (ii) all other amounts payable by the Borrower hereunder or under the RCF Facility Documents, to the extent properly allocable to the Tranche A Loans, and (iii) any renewals or extensions of any of the foregoing.

      "SECURED OBLIGATIONS" means the First Priority Secured Obligations, the Second Priority Secured Obligations, the Third Priority Secured Obligations, the Fourth Priority Secured Obligations and any amount payable by the Borrower under this Agreement.

      "SECURED PARTIES" means the Agent and the holders from time to time of the Secured Obligations.

      "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

      "SUBSIDIARY SHARES" means certificate number A 2 representing 565 shares of Class A Stock, par value $1.00 per share, of the Issuer and proceeds thereof and replacements therefor.

      "THIRD PRIORITY SECURED OBLIGATIONS" means (i) all outstanding principal amounts of Partially Secured Obligations, provided that the principal amount secured pursuant to this clause (i) shall not exceed the Maximum Principal Amount; (ii) all interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower, whether or not allowed or allowable as a claim in any such proceeding) on the principal amounts secured pursuant to clause (i) of this definition, (iii) any renewals or extensions of any of the foregoing and
(iv) to the extent the same may be secured hereunder and under the Drugstore.com Pledge Agreement without contravention of the Indentures, any and all other amounts payable by the Borrower in respect of the Partially Secured Obligations. The amounts specified in clauses (i) and (iii) shall be allocated among the Partially Secured Obligations ratably based on the unpaid principal amount thereof at the time of determination.

      Unless otherwise defined herein, or unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code as in effect on the date hereof shall have the meanings therein stated.

      SECTION 2. Representations and Warranties. The Borrower represents and warrants as follows:

     (a) Title to Pledged Stock. The Borrower owns all of the Pledged Stock, free and clear of any Liens other than the Security Interests. The Pledged Stock includes all of the issued and outstanding capital stock of the Issuer. All of the Pledged Stock has been duly authorized and validly issued, and is fully paid and non-assessable, and is subject to no options to purchase or similar rights of any Person. The Borrower is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Stock with respect thereto.

     (b) Validity, Perfection and Priority of Security Interests. The Agent has valid and perfected security interests in the Collateral subject to no prior Lien. No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. Neither the Borrower nor any of its Subsidiaries has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

     (c) UCC Filing Locations. The chief executive office of the Borrower is located at its address set forth on the signature pages of the Loan Agreement.

      SECTION 3. The Security Interests. In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, and to secure the performance of all the obligations of the Borrower hereunder:

     (a) The Borrower hereby assigns and pledges to and with the Agent for the benefit of the Secured Parties and grants to the Agent for the benefit of the Secured Parties security interests in the Pledged Stock, and all of its rights and privileges with respect to the Pledged Stock, and all income and profits thereon, and all dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing (the "COLLATERAL"). Prior to the execution and delivery hereof, the Borrower has delivered the certificate representing the Subsidiary Shares in pledge hereunder.

     (b) In the event that the Issuer at any time issues any additional or substitute shares of capital stock of any class, the Borrower will immediately pledge and deposit with the Agent certificates representing all such shares as additional security for the Secured Obligations. All such shares constitute Pledged Stock and are subject to all provisions of this Agreement.

     (c) The Security Interests are granted as security only and shall not subject the Agent or any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

      SECTION 4. Delivery of Pledged Stock. All certificates representing Pledged Stock delivered to the Agent by the Borrower pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

      SECTION 5. Further Assurances. (a) The Borrower agrees that it will, at its expense and in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, the Borrower hereby authorizes the Agent to execute and file, in the name of the Borrower or otherwise, Uniform Commercial Code financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

     (b) The Borrower agrees that it will not change (i) its name, identity or corporate structure in any manner, (ii) the location of its chief executive office or (iii) its jurisdiction of incorporation unless it shall have given the Agent not less than 30 days' prior notice thereof.

      SECTION 6. Record Ownership of Pledged Stock. The Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Stock to be transferred of record into the name of the Agent or its nominee. The Borrower will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Stock registered in the name of the Borrower and the Agent will promptly give to the Borrower copies of any notices and communications received by the Agent with respect to Pledged Stock registered in the name of the Agent or its nominee.

      SECTION 7. Right to Receive Distributions on Collateral. During the continuance of any Default the Agent shall have the right to receive and to retain as Collateral hereunder all dividends and other payments and distributions made upon or with respect to the Collateral and the Borrower shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. All such dividends and other payments and distributions which are received by the Borrower shall be received in trust for the benefit of the Agent and the Secured Parties and, if the Agent so directs during the continuance of a Default, shall be segregated from other funds of the Borrower and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Agent's right to retain dividends and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the Borrower any such Collateral retained by it during the continuance of a Default.

      SECTION 8. Right to Vote Pledged Stock. Unless a Default shall have occurred and be continuing, the Borrower shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Stock, and the Agent shall, upon receiving a written request from the Borrower accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to the Borrower or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Pledged Stock which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

      If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law, and the Borrower shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Stock with the same force and effect as if the Agent were the absolute and sole owner thereof.

      SECTION 9. General Authority. The Borrower hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Agent, the Secured Parties or otherwise, for the sole use and benefit of the Agent and Secured Parties, but at the expense of the Borrower, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

     (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

     (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

     (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof, and

     (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Agent shall give the Borrower not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and the Borrower agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code.

      SECTION 10. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing, the Agent may exercise on behalf of the Secured Parties all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply the cash, if any, then held by it as Collateral as specified in Section 13 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Pledged Stock to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Pledged Stock, (B) to cause to be placed on certificates for any or all of the Pledged Stock or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Borrower will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale,
(2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      SECTION 11. Expenses. The Borrower agrees that it will forthwith upon demand pay to the Agent:

     (a) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

     (b) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel, which the Agent may incur in connection with (i) the administration or enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of any Security Interest, (ii) the collection, sale or other disposition of any of the Collateral, (iii) the exercise by the Agent of any of the rights conferred upon it hereunder or (iv) any Default.

Any such amount not paid on demand shall bear interest at a rate per annum equal to the rate applicable to overdue Base Rate Loans under the Loan Agreement and shall be an additional Secured Obligation hereunder.

      SECTION 12. Limitation on Duty of Agent in Respect of Collateral. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the Agent in good faith.

      SECTION 13. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

            FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed pursuant to Section 11 hereof;

            SECOND, to the ratable payment of unpaid principal of the First Priority Secured Obligations;

            THIRD, to the ratable payment of accrued but unpaid interest on the First Priority Secured Obligations in accordance with the terms thereof;

            FOURTH, to the ratable payment of all other First Priority Secured Obligations, until all First Priority Secured Obligations shall have been paid in full;

            FIFTH, to the ratable payment of unpaid principal of the Second Priority Secured Obligations;

            SIXTH, to the ratable payment of accrued but unpaid interest on the Second Priority Secured Obligations in accordance with the terms thereof;

            SEVENTH, to the ratable payment of all other Second Priority Secured Obligations, until all Second Priority Secured Obligations shall have been paid in full;

            EIGHTH, to the ratable payment of unpaid principal of the Third Priority Secured Obligations;

            NINTH, to the ratable payment of accrued but unpaid interest on Third Priority Secured Obligations in accordance with the terms thereof;

            TENTH, to the ratable payment of all other Third Priority Secured Obligations, until all Third Priority Secured Obligations shall have been paid in full;

            ELEVENTH, to the ratable payment of all Fourth Priority Secured Obligations, until all Fourth Priority Secured Obligations have been paid in full;

            FINALLY, to payment to the Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any amount distributable pursuant to this Section 13 in respect of any Independent Standby L/C Obligations consisting of undrawn letters of credit shall be retained by the Agent for payment to the Secured Parties that are issuers thereof at such time as such letters of credit are drawn and then only to the extent of any such draw. To the extent that any such letter of credit expires undrawn, any amount then held by the Agent pursuant to the preceding sentence in respect thereof shall be distributed in accordance with the priorities established by this Section 13, it being understood that any reimbursement obligations in respect of such expired letter of credit shall not be included in Secured Obligations for purposes of such distribution.

      SECTION 14. Concerning the Agent. The provisions of Article 7 of each Loan Agreement shall inure to the benefit of the Agent in respect of this Agreement and shall be binding upon the Secured Parties in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Agent therein set forth:

     (a) The Agent is authorized to take all such action as is provided to be taken by it as Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral) the Agent shall act or refrain from acting in accordance with written instructions from the Instructing Banks or, in the absence of such instructions, in accordance with its discretion.

     (b) The Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Borrower.

      SECTION 15. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Agent, or to act as separate agent or agents on behalf of the Secured Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of
Section 14).

      SECTION 16. Termination of Security Interests; Release of Collateral. Upon the repayment in full of all Secured Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower. At any time and from time to time prior to such termination of the Security Interests, the Agent may release any of the Collateral in accordance with the applicable provisions of each of the Loan Agreement and the RCF Facility. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Borrower, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

      SECTION 17. Notices. All notices hereunder shall be given in accordance with Section 9.01 of each of the Loan Agreement and the RCF Facility.

      SECTION 18. Waivers, Non-Exclusive Remedies. No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Secured Party of any right under any Loan Document or any other document relating to the Secured Obligations owing to such Secured Party preclude any other or further exercise thereof or the exercise of any other right. The rights under the Existing Facility Documents and such other documents are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 19. Successors and Assigns. This Agreement is for the benefit of the Secured Parties and their successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and its successors and assigns.

      SECTION 20. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Agent with the consent of the Required Banks under each of the Loan Agreement and the RCF Facility. No such amendment shall by its terms materially adversely affect the rights of holders of any of the Finco Facility Obligations, the Letter of Credit Exposure, the Exchange Debt Obligations or the Synthetic Obligations, in a manner different from its effect on the rights of holders of any other Secured Obligations, except with the written consent of such affected holder (or of the requisite majority of the affected holders specified in the documents governing such affected holders' Secured Obligations).

      SECTION 21. New York Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

      SECTION 22. Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      SECTION 23. Acceptance of Appointment. Morgan hereby accepts its appointment as agent for each of the Secured Parties; provided that neither such appointment or such acceptance shall impose on Morgan any duties other than the express duties of the Agent hereunder and subject in any case to the provisions of Section 7 hereof and Article 7 of the Loan Agreement, which shall be binding on all Secured Parties.


      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                           RITE AID CORPORATION


                           By:
                               -------------------------------------
                           Name:
                           Title:


                            MORGAN GUARANTY TRUST COMPANY OF
                             NEW YORK, as Agent


                           By:
                               -------------------------------------
                           Name:
                           Title: